UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AMN HEALTHCARE SERVICES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 24, 2013

AMN HEALTHCARE SERVICES, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 27, 2013
Date: April 24, 2013 Time: 8:30 AM PDT
	Location:	AMN Healthcare Services
12400 High Bluff Drive
Suite 100
San Diego, California 92130

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement      2. 10K/wrap

How to View Online:

Have the information that is printed in the box marked by the arrow       (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com
2) BY TELEPHONE:
3) BY E-MAIL*:

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow       (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow       available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal (s):

1.	Election of Directors Nominees
1A	Mark G. Foletta

1B	R. Jeffrey Harris

1C	Michael M.E. Johns, M.D

1D	Martha H. Marsh

1E	Susan R. Salka

1F	Andrew M. Stern

1G	Paul E. Weaver

1H	Douglas D. Wheat

The Board of Directors recommends you vote FOR the following proposal(s):

2	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.

3	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Voting items Continued

NOTE:

This communication also serves as notice, which is hereby given, that the 2013 Annual Meeting of Stockholders of AMN Healthcare Services, Inc. will be held at the time, date and location set forth above.

Voting Instructions

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 24, 2013

AMN HEALTHCARE SERVICES, INC.

Annual Meeting of Stockholders To Be Held On: April 24, 2013 at 8:30 a.m. Pacific Daylight Time

at the Company’s corporate headquarters located at

12400 High Bluff Drive, Suite 100, San Diego, California 92130

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

Notice is hereby given that the 2013 Annual Meeting of Stockholders of AMN Healthcare Services, Inc. will be held at the time, date and location set forth above.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. You will not receive a paper or email copy unless you request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 04/10/13.

Please visit http://materials.proxyvote.com/001744, where the following materials are available for your review:

•Notice of Annual Meeting of Stockholders
•Proxy Statement
•Form of Electronic Proxy Card
•Annual Report on Form 10-K

TO REQUEST PAPER OR	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

ELECTRONIC PROXY MATERIALS:	E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to attend the meeting and vote in person are included in the Proxy Statement.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the proxy materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

MATTERS INTENDED TO BE ACTED UPON AT THE ANNUAL MEETING ARE SET FORTH BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3.	1.

Election of eight directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, or until the director resigns, is removed, or becomes disqualified:

		Mark G. Foletta
		R. Jeffrey Harris
		Michael M.E. Johns, M.D.
		Martha H. Marsh
		Susan R. Salka
		Andrew M. Stern
		Paul E. Weaver
		Douglas D. Wheat
	2.	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.
	3.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.
Please note that you cannot use this notice to vote by mail.